UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 28, 2010

 Hampton Roads Bankshares, Inc.
(Exact name of registrant as specified in its charter)

Virginia	001-32968	54-2053718
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

999 Waterside Drive, Suite 200, Norfolk, Virginia 23510
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (757) 217-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)         Departure of Director

The Company announced today, September 28, 2010, that Mr. Emil A. Viola will retire from the Board of Directors of Hampton Roads Bankshares, Inc. (the “Company”) effective upon the closing of the Company’s $255 million private placement transactions with institutional investors (the “Private Placement”).

Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On September 28, 2010, at the Company’s Annual Meeting of Shareholders (the “Annual Meeting”), common shareholders approved amendments to its Amended and Restated Articles of Incorporation, as amended (“Articles”), to provide for the following: an increase in the authorized shares of the Company’s common stock from 100,000,000 to 1,000,000,000, a change in the designations of the Series A and Series B preferred stock to eliminate dividends, reduce the liquidation preference and redemption value and allow for conversion of such preferred stock into common stock, and permission for the Company’s Board of Directors to effect a reverse stock split of the Company’s common stock.  The Articles are also being amended to reduce the par value of the Company’s common stock to $0.01, which the Board of Directors previously approved.  The Company’s Articles, as amended, are attached to this filing as Exhibit 3.1 and are incorporated herein by this reference.

Item 5.07.   Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting of common shareholders was held on September 28, 2010.  The following items were voted on by shareholders, with the following results:

1.  The common shareholders elected the following individuals to the Board of Directors:

Director Nominee	Votes For	Votes Withheld	Non-Votes
John A. B. “Andy” Davies, Jr.*	13,471,684	929,562	3,104,264
Herman A. Hall, III**	13,224,380	1,176,867	3,104,264
W. Lewis Witt**	13,176,391	1,224,856	3,104,264
Robert R. Kinser**	13,255,525	1,145,721	3,104,264
Jordan E. Slone**	13,337,000	1,064,247	3,104,264
Jerry T. Womack**	13,276,041	1,125,206	3,104,264
Ollin B. Sykes**	13,269,557	1,131,690	3,104,264
*  Class A director – Elected to serve a one-year term.
       ** Class C directors – Elected to serve three-year terms.

2.      The common shareholders approved a proposal endorsing the compensation of the Company’s named executive officers as disclosed in the Company’s common shareholder proxy statement related to the Annual Meeting.

Votes For	13,585,748
Votes Against	705,277
Abstain	110,223
Non-Votes	3,104,262

3.      The common shareholders approved a proposal authorizing the issuance of up to 800,000,000 shares of common stock at $0.40 per share under the Investment Agreements signed with participants in the Company’s Private Placement.

Votes For	13,389,679
Votes Against	891,163
Abstain	120,403
Non-Votes	3,104,265

4.      The common shareholders approved a proposal authorizing the issuance of up to 25,000,000 shares of common stock in transactions that would allow holders of the Company’s Series A and Series B preferred stock to exchange their shares for newly issued shares of common stock.

Votes For	13,429,683
Votes Against	854,739
Abstain	116,823
Non-Votes	3,104,265

5.      The common shareholders approved a proposal authorizing the issuance of up to 60,000,000 shares of common stock upon the conversion of 80,347 shares of Series C-1 Mandatorily Convertible Noncumulative Nonvoting Preferred Stock, to be issued to the U.S. Department of the Treasury in exchange for its Series C preferred stock.

Votes For	13,432,079
Votes Against	822,533
Abstain	146,633
Non-Votes	3,104,265

      6.  The common shareholders approved a proposal to amend the terms of the Company’s Articles to increase the Company’s authorized common stock from 100,000,000 shares to 1,000,000,000 shares.

Votes For	16,318,199
Votes Against	1,038,762
Abstain	148,550
Non-Votes	n/a

  7.  The common shareholders approved a proposal to amend the Articles to change the designations of the Series A and Series B preferred stock to eliminate dividends, reduce the liquidation preference and redemption value and allow for conversion of such preferred stock into common stock.

Votes For	13,577,792
Votes Against	598,637
Abstain	224,817
Non-Votes	3,104,264

8.  The shareholders approved a proposal to amend the Articles to permit the Board of Directors to effect a reverse stock split of the Company’s common stock.  The reverse stock split will be at a ratio determined by the Company’s Board of Directors, within a range of ten to thirty.

Votes For	15,804,359
Votes Against	1,581,559
Abstain	119,592
Non-Votes	n/a

  9.  The Company’s shareholders rejected a proposal to eliminate the classified terms of the Board of Directors.

Votes For	5,010,414
Votes Against	8,997,574
Abstain	393,260
Non-Votes	3,104,262

The Company also held a special meeting of its Series A and B preferred shareholders (the “Preferred Shareholders”) on September 28, 2010 to consider the proposal to amend the Articles to change the designations of the Series A and Series B preferred stock to eliminate dividends, reduce the liquidation preference and redemption value and allow for conversion of such preferred stock into common stock.  The Preferred Shareholders approved this proposal.

Votes For	57,866
Votes Against	1,300
Abstain	0
Non-Votes	n/a

Item 7.01.   Regulation FD Disclosure.

On September 28, 2010, the Company issued a press release announcing the retirement of Emil A. Viola as Chairman and a member of the Board of Directors of the Company and Bank of Hampton Roads (“BOHR”).  Also announced in this press release was the election of Henry P. Custis, Jr. as Chairman of the Board of the Company and Herman A. Hall, III as Chairman of the Board of BOHR.  A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

On September 28, 2010, the Company also issued a press release announcing the voting results from the Company’s Shareholders’ Meetings on September 28, 2010.  A copy of the press release is attached to this Form 8-K as Exhibit 99.2 and is incorporated herein by this reference.

The information contained in this item, including that which is incorporated by reference, is being furnished to the Securities and Exchange Commission.  Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.  The information shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01.   Financial Statements and Exhibits.

(c)         Exhibits.

3.1	Articles of Incorporation of Hampton Roads Bankshares, Inc. (as amended, effective September 28, 2010)

99.1	Press Release, dated September 28, 2010, regarding changes to the Board of Directors of the Company and BOHR.

99.2	Press Release, dated September 28, 2010, regarding the results from the Company’s Shareholders’ Meeting.

Additional Information

The Private Placement discussed above and in the attached exhibit  involves the sale of securities in private transactions that will not be registered under the Securities Act of 1933.  Neither this Current Report on Form 8-K, nor the attached press release constitutes an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Caution about Forward-Looking Statements

Certain information contained in the attached press release may include “forward-looking statements.”  These forward-looking statements relate to the Company’s plans for raising capital, including closing on the Private Placement mentioned in the attached press release.  There can be no assurance that the Company will be able to close on the transactions with investors and obtain required capital, or that other actual results, performance or achievements of the Company will not differ materially from those expressed or implied by forward-looking statements.  Factors that could cause actual events or results to differ significantly from those described in the forward-looking statements include, but are not limited to, our ability to complete the transactions announced today and other aspects of our recapitalization and recovery plans [including other third-party action and consents, including the successful participation of holders of our Series A and B preferred stock in the Exchange Offers and the United States Department of the Treasury in an exchange offer.]  Additional factors that could cause actual events or results to differ significantly from those described in the forward-looking statements include, but are not limited to: (1) our ability to attract new deposits and loans; (2) local, regional, and national economic conditions and events and the impact they may have on us and our customers; (3) risks associated with concentrations in real estate related loans; (4) increasing levels of classified assets, including nonperforming assets, which could adversely affect our earnings and liquidity; (5) market interest rate volatility; (6) stability of funding sources and continued availability of borrowings; (7) changes in legal or regulatory requirements or the results of regulatory examinations that could restrict growth and constrain our activities, including the terms of our written agreement entered into with the Federal Reserve Bank of Richmond and the Virginia Bureau of Financial

Institutions; and (8) changes in accounting standards and interpretations.  For details on these and other factors that could affect expectations, see the cautionary language included under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, as amended, the Company’s Quarterly Reports on Forms 10-Q for the quarters ended March 31, 2010, as amended, and June 30, 2010, and other filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hampton Roads Bankshares, Inc.

Date: September 28, 2010	By:	/s/ John A.B. Davies, Jr.
John A.B. Davies, Jr.
President and Chief Executive Officer

Exhibit Index

3.1	Articles of Incorporation of Hampton Roads Bankshares, Inc. (as amended, effective September 28, 2010)

99.1	Press Release, dated September 28, 2010, regarding changes to the Board of Directors of the Company and BOHR.

99.2	Press Release, dated September 28, 2010, regarding the results from the Company’s Shareholders’ Meeting.